Exhibit 99.1

For immediate release
January 19, 2005

CONTACT
Tricia Linderman, 214.932.6798
tricia.linderman@texascapitalbank.com

TEXAS CAPITAL BANCSHARES ANNOUNCES RESULTS FOR 2004

Dallas, Texas — January 19, 2005 — Texas Capital Bancshares, Inc. (Nasdaq: TCBI), the parent company of Texas Capital Bank announced earnings and operating results for 2004.

On a comparative basis:

•	Net income increased 41%

•	EPS increased 25%

•	Loans held for investment grew 27%

•	Total loans grew 29%

•	Demand deposits grew 32%

•	Total deposits grew 24%

“2004 was a great year for Texas Capital, and we enter 2005 with a lot of momentum,” said Jody Grant, Chairman and CEO. “Our expectations for continued earning assets growth, excellent credit quality, and improving margins position us for another very strong year for our shareholders.”

FINANCIAL SUMMARY
(dollars and shares in thousands)

	Q4 2004	Q4 2003	% Change
QUARTERLY OPERATING RESULTS
Net Income	$6,027	$3,614	67%
Diluted EPS	$.23	$.14	64%
ROA	.94%	.68%
ROE	12.50%	8.55%
Diluted Shares	26,457	25,808	3%

	2004	2003	% Change
ANNUAL OPERATING RESULTS
Net Income	$19,560	$13,834	41%
Diluted EPS	$.75	$.60	25%
ROA	.82%	.70%
ROE	10.74%	9.71%
Diluted Shares	26,235	23,119	13%

	2004	2003	% Change
BALANCE SHEET
Total Assets	$2,611,163	$2,192,875	19%
Demand Deposits	397,629	301,886	32%
Total Deposits	1,789,887	1,445,030	24%
Loans Held for Investment	1,564,578	1,229,773	27%
Total Loans	1,684,115	1,310,553	29%
Stockholders’ Equity	195,275	171,756	14%

Loans Held for Investment are stated net of unearned income.

DETAILED FINANCIALS
Texas Capital Bancshares, Inc. reported net income of $6.0 million for the fourth quarter of 2004 compared to $3.6 million for the fourth quarter of 2003. On a fully diluted basis, earnings per share were $.23 for the three months ended December 31, 2004 compared to $.14 for the same period last year, representing an increase of 64 percent. Net income for the year ended December 31, 2004 was $19.6 million compared to $12.3 million on an as adjusted basis for the same period in 2003, an increase of 59 percent. On an as reported basis, net income for the year ended December 31, 2003 was $13.8 million. Earnings per share on a fully diluted basis for the year ended December 31, 2004 were $.75 versus $.53 on an as adjusted basis for the same period in 2003, an increase of 42 percent. On an as reported basis, EPS for the year ended December 31, 2003 was $.60. See page 13 of the second quarter 10Q for detailed discussion of the adjusted numbers for June 2003.

Return on average equity was 12.50 percent and return on average assets was .94 percent for the fourth quarter of 2004 compared to 8.55 percent and .68 percent, respectively, for the fourth quarter of 2003. Return on average equity was 10.74 percent and return on average assets was .82 percent for 2004 compared to 8.63 percent and .62 percent, respectively, on an as adjusted basis for 2003. Return on average equity and return on average assets for 2003 as reported was 9.71 percent and .70 percent. The increase in net income and improvement in return on assets in 2004 as compared to 2003 results are attributed to growth in net interest income which came from continued earning asset growth, as well as an improvement in net interest margin.

Net interest income was $21.5 million for the fourth quarter of 2004, compared to $15.4 million for the fourth quarter of 2003. The increase was due to an increase in average earning assets of $415.2 million over levels reported in the fourth quarter of 2003 and an improvement in the net interest margin. The increase in average earning assets included a $345.3 million increase in average loans held for investment (core loans), an increase of $23.1 million in loans held for sale and an increase of $52.2 million in average securities. The net interest margin in the fourth quarter of 2004 was 3.58 percent (on a fully tax equivalent basis), a 51 basis point increase from the fourth quarter of 2003 and a 20 basis point increase from the third quarter of 2004. The improvement in the net interest margin resulted primarily from an 83 basis point increase in the yield on earning assets offset by a 39 basis point increase in the cost of interest-bearing liabilities from the prior year.

Average interest bearing liabilities increased $329.5 million from the fourth quarter of 2003, which included a $225.3 million increase in interest bearing deposits and a $104.2 million increase in other borrowings. The increase in average borrowings was primarily related to an increase in securities sold under repurchase agreements and was used to supplement deposits in funding the purchase of securities and the growth in loans. For the same periods, the average balance of demand deposits increased to $335.9 million from $267.6 million, an increase of 26 percent.

Key measures of credit quality showed improvement during the fourth quarter. In the fourth quarter of 2004, net charge-offs of $233,000 represented .06 percent of average core loans, compared to net charge-offs of $249,000, or .08 percent of average loans, in the fourth quarter of 2003. Net charge-offs of $717,000 for all of 2004 represented .05 percent of average core loans compared to NCO’s of $836,000, .08 percent of average core loans for 2003. The Company also reported a $957,000 improvement in the level of non-performing loans from third quarter 2004 levels, bringing the ratio to .39 percent of total loans. NPL’s decreased by 41 percent from $10.2 million at December 2003 to $6.1 million at December 2004. The provision for possible loan losses decreased to $200,000 from $375,000 in the third quarter of 2004 and resulted in a reduction from the $700,000 provision in the fourth quarter of 2003. Based on the improvement in indicators of credit quality in 2004, the provision for losses necessary to maintain reserve adequacy decreased to $1.7 million in 2004 from $4.0 million in 2003. In management’s opinion, the reserve is sufficient to cover all reasonably expected losses in the portfolio and is derived from consistent application of the methodology for determining the amount of the provision for loan losses and establishing the adequacy of reserves for Texas Capital Bank’s loan portfolio.

Non-interest expense for the fourth quarter of 2004 increased $4.3 million or 37 percent, to $15.9 million from $11.6 million in the fourth quarter of 2003. The increase is primarily related to a $3.2 million increase in salaries and employee benefits to $9.8 million from $6.6 million. The increase in salaries and employee benefits resulted from an increase in the total number of employees related to general business growth, additional staffing for the new Houston office, the significant expansion of the residential mortgage lending division, and increased incentive compensation reflective of the Company’s performance.

ABOUT TEXAS CAPITAL BANK
Texas Capital Bancshares is the parent company of Texas Capital Bank, a commercial bank that delivers highly personalized financial services to businesses and private clients. Headquartered in Dallas, Texas Capital Bank has full-service locations in Austin, Dallas, Fort Worth, Houston, Plano, and San Antonio.

This release contains forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares’ control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Form 10-K and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

TEXAS CAPITAL BANCSHARES, INC.

SELECTED FINANCIAL HIGHLIGHTS
(Dollars in thousands except per share data)

	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter
	2004	2004	2004	2004	2003

CONSOLIDATED STATEMENT OF OPERATIONS
Interest income	$32,529	$29,019	$25,056	$24,274	$22,998
Interest expense	11,069	9,633	7,804	7,630	7,600

Net interest income	21,460	19,386	17,252	16,644	15,398
Provision for loan losses	200	375	363	750	700

Net interest income after provision for loan losses	21,260	19,011	16,889	15,894	14,698
Non-interest income	3,738	3,463	3,116	3,315	2,255
Gain (loss) on sale of securities	—	—	—	—	(20)
Non-interest expense	15,917	14,595	13,496	13,332	11,618

Income before income taxes	9,081	7,879	6,509	5,877	5,315
Income tax expense	3,054	2,643	2,149	1,940	1,701

Net income	$6,027	$5,236	$4,360	$3,937	$3,614

Diluted EPS	$.23	$.20	$.17	$.15	$.14

Diluted shares	26,457,466	26,263,714	26,140,080	26,075,754	25,808,258

CONSOLIDATED BALANCE SHEET DATA
Total assets	$2,611,163	$2,487,371	$2,399,603	$2,233,135	$2,192,875
Loans held for investment	1,564,578	1,485,156	1,364,106	1,311,511	1,229,773
Loans held for sale	119,537	79,010	58,058	72,789	80,780
Securities	804,544	820,661	783,234	752,861	775,338
Demand deposits	397,629	324,292	359,628	309,927	301,886
Total deposits	1,789,887	1,612,762	1,628,397	1,495,891	1,445,030
Other borrowings	594,991	653,168	569,404	524,502	545,754
Long-term debt	20,620	20,620	20,620	20,620	20,620
Stockholders’ equity	195,275	190,314	174,327	182,587	171,756

End of period shares	25,461,602	25,292,206	25,259,574	25,145,617	25,009,525
Book value	7.67	7.52	6.90	7.26	6.87

SELECTED FINANCIAL RATIOS
Net interest margin	3.58%	3.38%	3.25%	3.23%	3.07%
Return on average assets	.94%	.85%	.77%	.71%	.68%
Return on average equity	12.50%	11.25%	10.04%	8.96%	8.55%
Non-interest expense to earning assets	2.63%	2.53%	2.52%	2.58%	2.31%
Efficiency ratio (excludes securities gains)	63.2%	63.9%	66.3%	66.8%	65.9%
Tier 1 capital ratio	10.7%	11.0%	11.4%	11.7%	12.0%
Total capital ratio	11.7%	12.0%	12.5%	12.8%	13.2%
Tier 1 leverage ratio	8.3%	8.3%	8.6%	8.7%	8.8%

ASSET QUALITY SUMMARY
Non-performing loans	$6,059	$7,016	$10,816	$13,203	$10,224
Net charge-offs (recoveries)	233	(78)	96	466	249
Net charge-offs (recoveries) to average loans (1)	.06%	(.02)%	.03%	.15%	.08%
Allowance to loans(1)	1.20%	1.26%	1.34%	1.37%	1.44%
Non-performing loans to loans (1)	.39%	.47%	.79%	1.01%	.83%
Allowance to non-performing loans (1)	3.1x	2.7x	1.7x	1.4x	1.7x

(1)	Excludes loans held for sale.

TEXAS CAPITAL BANCSHARES, INC.

CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)

	December 31,	December 31,	%
	2004	2003	Change

Assets
Cash and due from banks	$78,490	$69,551	13%
Securities, available-for-sale	804,544	775,338	4%
Loans held for sale	119,537	80,780	48%
Loans held for investment (net of unearned income)	1,564,578	1,229,773	27%
Less: Allowance for loan losses	18,698	17,727	5%

Loans held for investment, net	1,545,880	1,212,046	28%
Premises and equipment, net	4,518	4,672	(3)%
Accrued interest receivable and other assets	56,698	48,992	16%
Goodwill, net	1,496	1,496	—

Total assets	$2,611,163	$2,192,875	19%

Liabilities and Stockholders’ Equity
Liabilities:
Deposits:
Non-interest bearing	$397,629	$301,886	32%
Interest bearing	1,234,283	1,094,534	13%
Interest bearing in foreign branches	157,975	48,610	225%

Total deposits	1,789,887	1,445,030	24%

Accrued interest payable	3,511	3,468	1%
Other liabilities	6,879	6,247	10%
Federal funds purchased	113,478	78,961	44%
Repurchase agreements	478,204	432,255	11%
Other borrowings	3,309	34,538	(90)%
Long-term debt	20,620	20,620	—

Total liabilities	2,415,888	2,021,119	20%

Stockholders’ equity:
Common stock, $.01 par value:
Authorized shares - 100,000,000 Issued shares - 25,461,602 and 24,715,607 at December 31, 2004 and 2003, respectively	255	247
Series A-1 non-voting common stock, $.01 par value:
Issued shares - 293,918 at December 31, 2003	—	3
Additional paid-in capital	172,380	167,751
Retained earnings	20,047	487
Treasury stock (shares at cost: 84,274 at December 31, 2004 and 2003)	(573)	(573)
Deferred compensation	573	573
Accumulated other comprehensive income, net	2,593	3,268

Total stockholders’ equity	195,275	171,756	14%

Total liabilities and stockholders’ equity	$2,611,163	$2,192,875	19%

CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands except per share data)

	Three Months Ended
	December 31		Year Ended December 31
	2004	2003	2004	2003

Interest income
Interest and fees on loans	$23,941	$15,660	$78,600	$62,451
Securities	8,567	7,319	32,200	22,853
Federal funds sold	17	16	65	166
Deposits in other banks	4	3	13	14

Total interest income	32,529	22,998	110,878	85,484
Interest expense
Deposits	7,315	4,911	23,237	20,931
Federal funds purchased	740	293	1,791	1,550
Repurchase agreements	2,631	2,106	9,538	8,620
Other borrowings	80	32	474	323
Long-term debt	303	258	1,096	905

Total interest expense	11,069	7,600	36,136	32,329

Net interest income	21,460	15,398	74,742	53,155
Provision for loan losses	200	700	1,688	4,025

Net interest income after provision for loan losses	21,260	14,698	73,054	49,130
Non-interest income
Service charges on deposit accounts	797	850	3,370	3,446
Trust fee income	559	376	1,932	1,313
Gain on sale of securities	—	(20)	—	666
Cash processing fees	—	—	587	973
Bank owned life insurance (BOLI) income	292	326	1,288	1,619
Mortgage warehouse fees	243	276	996	1,524
Gain on sale of mortgage loans	1,145	120	3,420	134
Other	702	307	2,039	1,217

Total non-interest income	3,738	2,235	13,632	10,892
Non-interest expense
Salaries and employee benefits	9,786	6,614	34,794	23,604
Net occupancy expense	1,577	1,336	5,695	4,987
Advertising	444	214	1,327	819
Legal and professional	814	614	3,141	2,867
Communications and data processing	540	819	3,158	3,042
Franchise taxes	41	13	246	124
Repurchase agreement penalties	—	—	—	6,262
Other	2,715	2,008	8,979	6,675

Total non-interest expense	15,917	11,618	57,340	48,380

Income before income taxes	9,081	5,315	29,346	11,642
Income tax expense (benefit)	3,054	1,701	9,786	(2,192)

Net income	6,027	3,614	19,560	13,834

Preferred stock dividends	—	—	—	(699)

Income available to common stockholders	$6,027	$3,614	$19,560	$13,135

Earnings per share:
Basic	$.24	$.14	$.77	$.62
Diluted	$.23	$.14	$.75	$.60

TEXAS CAPITAL BANCSHARES, INC.
SUMMARY OF LOAN LOSS EXPERIENCE
(Dollars in thousands)

	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter
	2004	2004	2004	2004	2003

Beginning balance	$18,731	$18,278	$18,011	$17,727	$17,276
Loans charged-off:
Commercial	258	—	—	—	—
Real estate	—	—	—	—	200
Consumer	16	135	6	—	5
Leases	115	65	266	493	107
Total	389	200	272	493	312
Recoveries:
Commercial	6	142	—	—	—
Leases	150	136	176	27	63

Total recoveries	156	278	176	27	63

Net charge-offs (recoveries)	233	(78)	96	466	249
Provision for loan losses	200	375	363	750	700

Ending balance	$18,698	$18,731	$18,278	$18,011	$17,727

Reserve to loans held for investment(2)	1.20%	1.26%	1.34%	1.37%	1.44%
Net charge-offs (recoveries) to average loans (1) (2)	.06%	(.02)%	.03%	.15%	.08%
Provision for loan losses to average loans (1) (2)	.05%	.10%	.11%	.24%	.24%
Recoveries to gross charge-offs	40.1%	139.0%	64.7%	5.5%	20.2%
Reserve as a multiple of net charge-offs	80.2x	N/A	190.4x	38.7x	71.2x

Non-performing loans:
Loans past due (90 days)	$209	$117	$4,423	$6,250	$7
Non-accrual	5,850	6,899	6,393	6,953	10,217

Total	$6,059	$7,016	$10,816	$13,203	$10,224

Reserve as a multiple of non-performing loans (2)	3.1x	2.7x	1.7x	1.4x	1.7x

(1)	Interim period ratios are annualized.

(2)	Excludes loans held for sale.

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENT OF OPERATIONS
(Dollars in thousands)

	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter
	2004	2004	2004	2004	2003

Interest income
Interest and fees on loans	$23,941	$20,455	$17,498	$16,706	$15,660
Securities	8,567	8,546	7,536	7,551	7,319
Federal funds sold	17	15	18	15	16
Deposits in other banks	4	3	4	2	3

Total interest income	32,529	29,019	25,056	24,274	22,998
Interest expense
Deposits	7,315	6,231	4,948	4,743	4,911
Federal funds purchased	740	437	294	320	293
Repurchase agreements	2,631	2,572	2,250	2,085	2,106
Other borrowings	80	112	56	226	32
Long-term debt	303	281	256	256	258

Total interest expense	11,069	9,633	7,804	7,630	7,600

Net interest income	21,460	19,386	17,252	16,644	15,398
Provision for loan losses	200	375	363	750	700

Net interest income after provision for loan losses	21,260	19,011	16,889	15,894	14,698
Non-interest income
Service charges on deposit accounts	797	825	891	857	850
Trust fee income	559	482	454	437	376
Gain (loss) on sale of securities	—	—	—	—	(20)
Cash processing fees	—	—	—	587	—
Bank owned life insurance (BOLI) income	292	346	329	321	326
Mortgage warehouse fees	243	241	274	238	276
Gain on sale of mortgage loans	1,145	1,083	729	463	120
Other	702	486	439	412	307

Total non-interest income	3,738	3,463	3,116	3,315	2,235
Non-interest expense
Salaries and employee benefits	9,786	8,914	7,964	8,130	6,614
Net occupancy expense	1,577	1,443	1,341	1,334	1,336
Advertising and affinity payments	444	302	296	285	214
Legal and professional	814	755	779	793	614
Communications and data processing	540	764	995	859	819
Franchise taxes	41	52	56	97	13
Other	2,715	2,365	2,065	1,834	2,008

Total non-interest expense	15,917	14,595	13,496	13,332	11,618

Income before income taxes	9,081	7,879	6,509	5,877	5,315
Income tax expense	3,054	2,643	2,149	1,940	1,701

Net income	$6,027	$5,236	$4,360	$3,937	$3,614

QUARTERLY FINANCIAL SUMMARY — UNAUDITED
Consolidated Daily Average Balances, Average Yields and Rates
(Dollars in thousands)

	4th Quarter 2004			3rd Quarter 2004			2nd Quarter 2004			1st Quarter 2004			4th Quarter 2003
	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/
	Balance	Expense (1)(2)	Rate	Balance	Expense (1)(2)	Rate	Balance	Expense (1)(2)	Rate	Balance	Expense (1)(2)	Rate	Balance	Expense (1)(2)	Rate
Assets
Securities	$810,850	$8,782	4.31%	$801,227	$8,659	4.30%	$766,007	$7,647	4.02%	$758,966	$7,574	4.01%	$758,629	$7,319	3.83%
Federal funds sold	3,159	17	2.14%	4,192	15	1.42%	7,686	18	0.94%	6,058	15	1.00%	6,746	16	0.94%
Deposits in other banks	773	4	2.06%	1,128	3	1.06%	995	4	1.62%	829	2	0.97%	1,081	3	1.10%
Loans held for sale	94,510	2,191	9.22%	70,730	1,765	9.93%	68,922	1,456	8.50%	61,177	1,157	7.61%	71,413	1,159	6.44%
Loans held for investment	1,516,672	21,750	5.71%	1,432,860	18,690	5.19%	1,326,066	16,042	4.87%	1,265,840	15,549	4.94%	1,171,395	14,501	4.91%

Less reserve for loan losses	18,870	—	—	18,440	—	—	18,205	—	—	17,720	—	—	17,394	—	—

Loans, net of reserve	1,592,312	23,941	5.98%	1,485,150	20,455	5.48%	1,376,783	17,498	5.11%	1,309,297	16,706	5.13%	1,225,414	15,660	5.07%
Total earning assets	2,407,094	32,744	5.41%	2,291,697	29,132	5.06%	2,151,471	25,167	4.70%	2,075,150	24,297	4.71%	1,991,870	22,998	4.58%
Cash and other assets	137,702			157,255			138,399			146,414			129,068

Total assets	$2,544,796			$2,448,952			$2,289,870			$2,221,564			$2,120,938

Liabilities and Stockholders’ Equity
Transaction deposits	$104,621	$230	.87%	$99,245	$150	.60%	$95,031	$140	0.59%	$88,635	$132	0.60%	$75,723	$116	0.61%
Savings deposits	587,020	2,548	1.73%	581,616	2,005	1.37%	560,182	1,639	1.18%	504,530	1,499	1.19%	504,839	1,505	1.18%
Time deposits	658,447	4,537	2.74%	631,115	4,076	2.57%	566,369	3,169	2.25%	534,981	3,112	2.34%	544,190	3,290	2.40%

Total interest bearing deposits	1,350,088	7,315	2.16%	1,311,976	6,231	1.89%	1,221,582	4,948	1.63%	1,128,146	4,743	1.69%	1,124,752	4,911	1.73%
Other borrowings	635,552	3,451	2.16%	617,394	3,121	2.01%	574,942	2,600	1.82%	620,982	2,631	1.70%	531,402	2,431	1.81%

Long-term debt	20,620	303	5.85%	20,620	281	5.42%	20,620	256	4.99%	20,620	256	4.99%	20,620	258	4.96%
Total interest bearing liabilities	2,006,260	11,069	2.19%	1,949,990	9,633	1.97%	1,817,144	7,804	1.73%	1,769,748	7,630	1.73%	1,676,774	7,600	1.80%
Demand deposits	335,914			302,338			289,973			265,039			267,614
Other liabilities	10,732			11,527			8,047			10,013			8,914
Stockholders’ equity	191,890			185,097			174,706			176,764			167,636
Total liabilities and stockholders’ equity	$2,544,796			$2,448,952			$2,289,870			$2,221,564			$2,120,938

Net interest income		$21,675			$19,499			$17,363			$16,667			$15,398
Net interest income to earning assets			3.58%			3.38%			3.25%			3.23%			3.07%

(1)	The loan averages include loans on which the accrual of interest has been discontinued and are stated net of unearned income.

(2)	Taxable equivalent rates used where applicable.